Fair Value Accounting	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Accounting

10. FAIR VALUE ACCOUNTING

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2018 and December 31, 2017 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value (in thousands):

Description	Level	Successor (NESR) December 31, 2018	Predecessor (NPS) December 31, 2017

Liabilities:
Convertible option (Note 9, Debt)	3	$-	$-
Contingent consideration	3	10,480	-

The contingent consideration consists of the equity earn-outs included in the NPS stock purchase agreement that enables the sellers to receive additional consideration after the closing of the Business Combination. Refer to Note 4, Business combination, for further discussion. The first and second equity earn-outs are tied to 2018 EBITDA performance measures and are quantified based on expected 2018 EBITDA targets being met. At December 31, 2018, we recorded an adjustment in the statement of operations as other income or other expense to reduce our liability for these share-based payments to $10.5 million based on actual 2018 EBITDA results as negotiated with the sellers, thereby, recording a gain of $5.7 million. We valued our obligation at fair value as of the date that the negotiated 2018 EBITDA value was determined. An aggregate of 1,300,214 NESR ordinary shares were issued in February 2019 in satisfaction of our $10.5 million obligation.

From inception until December 31, 2018, contingent consideration obligations were measured at fair value based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy. Significant increases (decreases) in these unobservable inputs in isolation would have resulted in a significantly lower (higher) fair value measurement. The valuation of contingent consideration used assumptions and estimates to forecast a range of outcomes and probabilities for the contingent consideration. The equity earn-outs were valued using a Monte Carlo simulation in a risk-neutral framework using Geometric Brownian Motion and have an undiscounted range of outcomes between $0 and $33.4 million. The simulation was calibrated to management’s forecasts. The assumptions in the analysis included the projected 2018 NESR EBITDA, volatility of the 2018 NESR EBITDA projection, NESR stock price, volatility of NESR stock price, correlation between 2018 NESR EBITDA and NESR stock price, NESR’s weighted average cost of capital and prevailing interest rates. The model used the following assumptions at inception:

At June 6, 2018

Stock price	$10.185
Volatility	36.67% - 46.88%
Correlation	0.50
Weighted average cost of capital	16.5%
Interest rates	1.96% - 2.14%

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, unbilled revenue, accounts payable, loans and borrowings and an embedded derivative. The fair value of the Company’s financial instruments approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature. The fair value of the Company’s long term borrowings also approximates the carrying amounts as these loans are carrying interest at the market rate.